UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2024
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way, Suite 100
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 25, 2024, Valvoline Inc. (“Valvoline”) held its Annual Meeting of Shareholders (“2024 Annual Meeting”). At the 2024 Annual Meeting, a total of 122,395,222 shares of Valvoline common stock, representing 94.15% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of shareholders at the 2024 Annual Meeting are as follows:

Proposal 1: All of the nominees for director were elected to serve a one-year term until the following annual meeting of Valvoline’s shareholders and until their successors have been duly elected and qualified, by the votes set forth in the table below:

Nominees	For	Against	Abstain	Broker Non-Vote
Gerald W. Evans, Jr.	113,854,503	1,121,818	81,163	7,337,738
Lori A. Flees	114,387,419	575,385	94,680	7,337,738
Richard J. Freeland	113,808,887	1,141,891	106,706	7,337,738
Carol H. Kruse	114,034,023	920,185	103,276	7,337,738
Vada O. Manager	113,817,950	1,145,530	94,004	7,337,738
Patrick S. Pacious	114,046,282	909,087	102,115	7,337,738
Jennifer L. Slater	114,047,401	899,357	110,726	7,337,738
Charles M. Sonsteby	114,203,994	715,970	137,520	7,337,738
Mary J. Twinem	114,272,531	679,068	105,885	7,337,738

Proposal 2: The appointment of Ernst & Young LLP as Valvoline’s independent registered public accounting firm for fiscal 2024 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
121,351,551	921,104	122,567	0

Proposal 3: The non-binding advisory vote that shareholders vote on Valvoline’s executive compensation every year was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Vote
109,727,627	5,094,084	235,773	7,337,738

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: January 30, 2024	By:	/s/ Julie M. O'Daniel
Julie M. O'Daniel
Senior Vice President, Chief Legal Officer and Corporate Secretary

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